          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Registrant  / /
Filed by a Party other than the Registrant  /X/

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                                   SJW Corp.
_______________________________________________________________________________
                (Name of Registrant as Specified in its Charter)


                                 Barbara Nilsen
_______________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

        _______________________________________________________________________


     2) Aggregate number of securities to which transaction applies:

        _______________________________________________________________________


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        _______________________________________________________________________


     4) Proposed maximum aggregate value of transaction:

        _______________________________________________________________________


     Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        _______________________________________________________________________


     2) Form, Schedule or Registration Statement No.:

        _______________________________________________________________________


     3) Filing Party:

        _______________________________________________________________________


     4) Date Filed:

        _______________________________________________________________________

                                   SJW CORP.

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS -- APRIL 20, 1995

To The Shareholders:

     The annual meeting of the shareholders of SJW Corp., a California corporation, will be held, as provided in the By-Laws, on Thursday, April 20, 1995, at 10 o'clock in the morning at the principal executive offices of the Corporation, 374 West Santa Clara Street, San Jose, California 95196, for the following purposes:

     1. To elect a Board of Directors of the Corporation to serve for the ensuing year.

     2. To consider and act upon a proposal to approve the appointment of KPMG Peat Marwick LLP as independent auditors of the Corporation for 1995.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors' nominees for directors are set forth in the enclosed proxy statement.

     The close of business on Tuesday, February 21, 1995, has been fixed as the record date for the determination of shareholders entitled to vote at the annual meeting or any adjournment thereof.

     If you are unable to be present, please mark, date and sign the enclosed proxy and return it in the enclosed envelope.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        BARBARA Y. NILSEN, Secretary
San Jose, California
March 1, 1995

             PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY

                                PROXY STATEMENT

                    SOLICITATION OF PROXY AND REVOCABILITY,
                               VOTING SECURITIES

     The enclosed proxy is solicited on behalf of the Board of Directors of SJW Corp., a California corporation (the "Corporation"), for use at the annual meeting of shareholders to be held on April 20, 1995, at 10 o'clock in the morning at the principal executive offices of the Corporation, 374 West Santa Clara Street, San Jose, California 95196, or any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on February 21, 1995 will be entitled to vote.

     This proxy statement and the accompanying form of proxy are being mailed to the Corporation's shareholders on or about March 1, 1995. The Corporation's Annual Report (including financial statements) for the year ended December 31, 1994 is being distributed with this Proxy Statement.

     As of the close of business on February 21, 1995, the Corporation had 3,250,746 common shares of issued and outstanding voting securities. Each common share is entitled to 1 vote. Every shareholder, or his proxy (including the persons named in the enclosed proxy), entitled to vote upon the election of directors may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected or distribute his votes on the same principle among as many candidates as he thinks fit. No shareholder or proxy, however, shall be entitled to cumulate votes unless such candidate or candidates have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes in the event that cumulative voting is invoked by any shareholder is solicited by the Board of Directors. The nine nominees receiving the highest number of votes will be elected directors.

     The shares represented by duly executed proxies will be voted in accordance with the directions given by the shareholders by means of the ballot on the proxy. All shares represented by duly executed proxies will be voted "FOR" the election as directors of each of the nominees named herein unless the proxy is marked to indicate that such authority is withheld. In the event any of said nominees should be unavailable to serve as a director, which contingency is not presently anticipated, it is the intention of the persons named in the enclosed proxy to vote "FOR" the election of such other person or persons as the Board of Directors may designate as a nominee. With respect to the proposal to approve the appointment of independent auditors, all shares represented by duly executed proxies will be voted "FOR" the proposal if no choice is indicated on the proxy.

     Any person giving a proxy has the power to revoke it at any time before its exercise. It may be revoked by filing with the Corporation an instrument of revocation or by the presentation to the meeting of a duly executed proxy bearing a later date. It may also be revoked by attending the meeting and voting in person.

     The Corporation will bear the entire cost of preparing, assembling, printing and mailing the proxy statement, the proxies and any additional materials which may be prepared by the Corporation and furnished to shareholders. The solicitation of proxies will be made by mail and may also be made by telephone, telegraph, or personally by directors, officers and regular employees of the Corporation who will receive no extra compensation for such services.
                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     At the annual meeting 9 directors (constituting the entire board) are to be elected to hold office until the next annual meeting of the Corporation's shareholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director.

     A brief biography of each nominee (including the nominee's business experience during the past 5 years) is set forth below. All nominees are currently directors of the Corporation and have served in such capacity since the Corporation was organized in 1985, except Mr. Gibson who has served since 1986, Mr. DiNapoli who has served since 1989, Mr. Toeniskoetter who has served since 1991, Mr. Cali who has served since 1992 and Mr. Roth who was elected to the Board on October 20, 1994. All nominees are also directors of San Jose Water Company, a wholly-owned public utility water corporation subsidiary of the Corporation and SJW Land Company, a wholly owned real estate development company subsidiary of the Corporation. It is the Corporation's intention to appoint all persons elected as directors of the Corporation at the annual meeting to be directors of San Jose Water Company and SJW Land Company for a concurrent term.

     MARK L. CALI, Attorney at Law, with the firm Bledsoe, Cathcart, Diestel, Livingston, and Pedersen. Formerly he was with the firm Jencks & Hunt from May 1994 through October 1994 and prior to that with Ropers, Majeski, Kohn, Bently, Wagner and Kane from October 1990 through May 1994. Before his employment as an Attorney, Mr. Cali attended Santa Clara University Law School. Mr. Cali, age 29, has served as a director of San Jose Water Company since 1992.

     J. PHILIP DINAPOLI, Attorney at Law, Chairman of Citation Insurance Company (Worker's Compensation specialty carrier) and Comerica California Inc. (California bank holding company); he serves as a director of Comerica, Inc. (bank holding company) and Comerica Bank-California (bank); he is also the owner of DiNapoli Development Company (real estate development company). Mr. DiNapoli, age 55, is a member of the Audit Committee and has served as a director of the San Jose Water Company since 1989. Mr. DiNapoli is a general partner of a partnership which owned, through another general partnership, certain real estate in San Jose, California. In 1993, a non-recourse loan to the partnership secured by the real estate was declared in default and the lender put the property in receivership and foreclosed on the property. This property was only one of many real estate investments of Mr. DiNapoli and was not material in relation to his total net worth.

     DREW GIBSON, President of the Gibson Speno Company (real estate development and investment company) and President of the Gibson Speno Management Company (management company). He also serves as a director of Comerica California Inc. (California bank holding company) and its subsidiary Comerica Bank-California (bank). Mr. Gibson, age 52, is a member of the Audit and Compensation Committees and has served as a director of San Jose Water Company since 1986.

     RONALD R. JAMES, President Emeritus of the San Jose Chamber of Commerce (business promotion organization), formerly President and Chief Executive Officer of the Chamber. Mr. James, age 66, is a member of the Executive, Audit and Compensation Committees and has served as a director of San Jose Water Company since 1974.

     GEORGE E. MOSS, Vice Chairman of the Board of Roscoe Moss Manufacturing Company (manufacturer of steel water pipe and well casing). Mr. Moss was formerly President of the Roscoe Moss Company (holding company). Mr. Moss, age 63, is a member of the Compensation Committee and has served as a director of San Jose Water Company since 1984. Mr. Moss also serves as a director of Western Precision, Inc.

     ROSCOE MOSS, JR., Chairman of the Board of Roscoe Moss Manufacturing Company (manufacturer of steel water pipe and well casing). Mr. Moss was formerly Chairman of the Board of Roscoe Moss Company (holding company). Mr. Moss, age 65, is a member of the Corporation's Executive and Compensation Committees and has served as a director of San Jose Water Company since 1980. Mr. Moss also serves as a director of Western Precision, Inc.

     W.R. ROTH, Vice President since April 1992 and Chief Financial Officer and Treasurer of the Corporation since January 1990. He has been President and Chief Operating Officer of San Jose Water Company since October 1994. He was Vice President of San Jose Water Company from April 1992 until July 1994 and Senior Vice President from July 1994 until October 1994. He served as Chief Financial Officer and Treasurer from January 1990 until October 1994. Prior to January 1990, Mr. Roth was employed as a Senior Manager with KPMG Peat Marwick. Mr. Roth, age 42 was elected as a director of San Jose Water Company and SJW Land Company on October 20, 1994.

     CHARLES J. TOENISKOETTER, President of Toeniskoetter & Breeding Inc. (construction and real estate development company). Mr. Toeniskoetter, age 50, is a member of the Audit Committee and has served as a director of San Jose Water Company since 1991.

     J.W. WEINHARDT, President and Chief Executive Officer of the Corporation; Chairman of the Board and Chief Executive Officer of San Jose Water Company. Prior to his election to Chairman of the Board in October 1994, he was President of the San Jose Water Company. Mr. Weinhardt, age 63, is a member of the Corporation's Executive Committee and has served as a director of San Jose Water Company since 1975 and Western Precision Inc., since 1992. Mr. Weinhardt also serves as a director of California Water Service Company, SJNB Financial Corp. and its subsidiary San Jose National Bank.

     Nominees Roscoe Moss, Jr. and George Moss are brothers. Other than the family relationship described in the preceding sentence, no nominee has any family relationship with any other nominee or with any executive officer.

     In the unanticipated event that a nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee named by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Corporation is not aware of any nominee who is unable or will decline to serve as a director.

     No nominee is or has been employed in his principal occupation or employment during the past 5 years by a corporation or other organization that is a parent, subsidiary or other affiliate of the Corporation, other than Mr. Weinhardt and Mr. Roth whose employment relationship with San Jose Water Company is described above and Mr. George Moss and Mr. Roscoe Moss Jr. whose former employment relationship with the Roscoe Moss Company (now Western Precision Inc.), a subsidiary of the corporation is described above.

     The following sets forth, as of January 1, 1995, the beneficial ownership of shares of the outstanding Common Stock of the Corporation by each director or nominee to the Board, each beneficial owner of more than 5% of the common stock, each officer listed in the Summary Compensation Table and the executive officers of the Corporation as a group. Each nominee has sole voting and sole investment power with respect to the shares of the Corporation's stock listed below (or shares such powers with his spouse).

                                                  AMOUNT AND      PERCENT OF
                                                  NATURE OF         CLASS
                                     CLASS OF     BENEFICIAL     BENEFICIALLY
               NAME                   STOCK       OWNERSHIP         OWNED
- -----------------------------------  --------     ----------     ------------
Directors:
  Mark L. Cali.....................    Common         2,159              *
  J. Philip DiNapoli...............    Common           600              *
  Drew Gibson......................    Common           500              *
  Ronald R. James..................    Common           200              *
  George E. Moss...................    Common       527,156 (1)       16.2%(2)
  Roscoe Moss, Jr..................    Common       521,878           16.1%(2)
  W. R. Roth.......................    Common           100              *
  Charles J. Toeniskoetter.........    Common           100              *
  J.W. Weinhardt...................    Common         5,150              *
Executive Officers:
  Fred R. Meyer....................    Common           900              *
  P.J. Schreiber...................    Common         1,162              *
  R. J. Balocco....................    Common           186              *
All directors and executive
  officers as a group
  (14 individuals).................    Common     1,061,455           32.6%

- ------------

  * Denotes an amount less than 1%.

(1) Mr. Moss disclaims beneficial ownership as to 148,483 shares.

(2) The address for Mr. George E. Moss and Mr. Roscoe Moss Jr. is 4360 Worth Street, Los Angeles, CA 90063.
                            ------------------------

     The Corporation and San Jose Water Company pay their non-employee directors annual retainers of $3,000 and $13,200, respectively. In addition, all directors of the Corporation and San Jose Water Company are paid $700 for each Board or committee meeting attended. SJW Land Company directors are paid $250 for each Board meeting attended.

     Upon ceasing to serve as a director of the Corporation or San Jose Water Company, as the case may be, directors or their estate are currently entitled to receive from the respective corporation a benefit equal to the annual retainer paid to its directors. This benefit will be paid for the number of years the director served on the board up to a maximum of 10 years.

     The Board of Directors has an Executive Committee, an Executive Compensation Committee and an Audit Committee. The Audit Committee reviews the results of the annual audit, the financial statements, any supplemental management information submitted by the auditors, and internal accounting and control procedures. It also recommends the selection of auditors to the Corporation's shareholders. The Compensation Committee reviews and recommends to the Board of Directors appropriate compensation for executive officers of the corporation. There is no standing nominating committee. During 1994, there were 4 regular meetings of the Board of Directors and 3 regular meetings of the Audit Committee and 2 meetings of the Executive Compensation Committee. All directors attended at least 75% of all Board and applicable committee meetings.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no other reports were required during 1994, the Company believes that during 1994 all officers, directors and greater than ten percent beneficial owners were in compliance with all Section 16(a) filing requirements.

TRANSACTIONS WITH MANAGEMENT

     SJW Land Company and San Jose Water Company, subsidiaries of the Corporation, retained Gibson Speno Company, of which Mr. Gibson a director of the Corporation, is a partner, to perform certain consulting services during the year 1994. The Gibson Speno Company was paid $125,000 for consulting services and reimbursed $75,606 for reimbursement of subcontractor costs.

                APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
                             (ITEM 2 ON PROXY CARD)

     The Audit Committee of the Board of Directors has recommended the continued use by the Corporation of the services of KPMG Peat Marwick LLP, the auditors for the Corporation since it was organized in 1985 and the auditors for San Jose Water Company since 1936. The Board of Directors recommends a vote "FOR" the adoption of the proposal to approve the appointment of KPMG Peat Marwick LLP, certified public accountants, to audit the accounts of the Corporation for the year 1995.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the annual meeting. They have been offered the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                             EXECUTIVE COMPENSATION

     The following table contains certain summary information regarding the cash compensation paid by the Corporation and its subsidiaries for each of the corporations last three completed fiscal years to the President and Chief Executive Officer and to the four other executive officers whose total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                           LONG TERM COMPENSATION(1)
                                      ANNUAL COMPENSATION(1)         -------------------------------------
                               ------------------------------------   AWARDS
                                                            OTHER    --------            PAYOUTS     ALL
                                                            ANNUAL  RESTRICTED           --------   OTHER
   NAME AND PRINCIPAL                                      COMPEN-    STOCK    OPTIONS/    LTIP    COMPEN-
        POSITION               YEAR     SALARY     BONUS    SATION   AWARD(S)   SAR'S    PAYOUTS   SATION
- ------------------------       -----   --------  --------  --------  --------  --------  --------  -------
                                         ($)       ($)       ($)       ($)       ($)       ($)       ($)
J.W. Weinhardt                  1994   $268,750                                                    $ 8,858(2)
  President and                 1993   $253,750   $90,000                                          $ 9,297(2)
  Chief Executive Officer       1992   $238,750                                                    $11,564(2)
  SJW Corp., Chairman
  and Chief Executive
  Officer San Jose Water
  Company

W.R. Roth                       1994   $134,304                                                    $ 3,961(3)
  Vice President                1993   $114,416                                                    $ 3,190(3)
  SJW Corp., President          1992   $ 98,300                                                    $ 2,950(3)
  San Jose Water Company
  and Vice President
  Western Precision Inc.

F.R. Meyer                      1994   $130,500                                                    $ 3,915(3)
  Vice President                1993   $124,500                                                    $ 3,735(3)
  San Jose Water Company        1992   $118,417                                                    $ 3,553(3)

P.J. Schreiber                  1994   $117,542                                                    $ 3,494(3)
  Vice President                1993   $112,042                                                    $ 3,361(3)
  San Jose Water Company        1992   $106,542                                                    $ 3,196(3)

R.J. Balocco                    1994   $103,125                                                    $ 3,075(3)
  Vice President                1993   $ 98,583                                                    $ 2,957(3)
  San Jose Water Company        1992   $ 92,833                                                    $ 2,785(3)

- ------------

(1) Long Term Compensation Award or Payout Plans are not provided to employees of the corporation or its subsidiaries.

(2) Represents matching contributions paid by the San Jose Water Company under its Salary Deferral Plan of $4,500 for 1994, $4,497 for 1993 and $4,364 for 1992, the balance are amounts received for Directors fees.

(3) Represents matching contributions paid by the San Jose Water Company under its Salary Deferral Plan.

     The foregoing table does not include benefits provided under San Jose Water Company's Retirement Plan (the "Retirement Plan") or Supplemental Executive Retirement Plan (SERP).

     All employees of San Jose Water Company participate in the Retirement Plan. Although subject to adjustment to comply with Internal Revenue Code requirements, the plan's regular benefit formula provides for a monthly retirement benefit equal to 1.6% of the employee's average monthly compensation for each year of credited service. Compensation means the employee's regular salary prior to reduction under the Deferral Plan. The plan also contains a minimum benefit formula which, although also subject to adjustment, provides for a monthly retirement benefit equal up to 55% of the employee's average compensation for the highest 36 consecutive months of compensation less 50% of primary social security benefits. This minimum monthly benefit is reduced by 1/30th for each year of credited service less than 30 years. Benefits vest after 5 years of service or at age 65; there are provisions for early retirement. In addition, in 1992, the Board of Directors of San Jose Water Company adopted a nonqualified, unfunded Supplemental Executive Retirement Plan (SERP) for certain executives and officers of the Water Company. It is intended that the SERP in combination with the Retirement Plan will provide the covered executives and officers with a total retirement benefit commensurate with executives and officers of other comparable private water utilities. A minimum of twenty years of service is required for vesting in the SERP. The amounts contributed to the Retirement Plan by San Jose Water Company to fund retirement benefits with respect to any individual employee cannot be readily ascertained. The following table sets forth combined estimated retirement benefits, payable as a straight life annuity, assuming retirement at age 65 using the minimum benefit formula and the SERP:

                               PENSION PLAN TABLE

                   YEARS OF SERVICE(1)(2)(3)(4)
                 ---------------------------------
  AVERAGE          15
COMPENSATION      YEARS      20 YEARS     25 YEARS     30 YEARS     35 YEARS
- ------------     -------     --------     --------     --------     --------
  $100,000(5)    $25,000     $ 44,000     $ 49,500     $ 55,000     $ 55,000
  $125,000(5)    $31,250     $ 55,000     $ 61,875     $ 68,750     $ 68,750
  $150,000(5)    $37,500     $ 66,000     $ 74,250     $ 82,500     $ 82,500
  $175,000(5)    $37,500(7)  $ 77,000     $ 86,625     $ 96,250     $ 96,250
  $200,000(6)    $37,500(7)  $121,700     $132,700     $143,700     $149,000
  $225,000(6)    $37,500(7)  $136,900     $149,200     $161,600     $167,600
  $250,000(6)    $37,500(7)  $152,100     $165,800     $179,600     $186,200
  $275,000(6)    $37,500(7)  $167,300     $182,400     $197,500     $204,800
  $300,000(6)    $37,500(7)  $182,500     $199,000     $215,500     $223,400
  $325,000(6)    $37,500(7)  $197,700     $215,600     $233,400     $242,100
  $350,000(6)    $37,500(7)  $212,900     $232,200     $251,400     $260,700

- ------------

(1) The benefits listed in the table under the 15 years column are subject to deduction of 50% of the participant's social security benefits at age 65.

(2) The number of years of credited service and covered compensation at December 31, 1994 is for Mr. Weinhardt, 31, $268,750; Mr. Meyer, 16, $130,500; Mr.
     Roth, 4, $134,304; Mr. Schreiber, 32, $117,542; Mr. Balocco, 12, $103,125.

(3) Applicable laws and regulations limit the amounts which may be paid.

(4) No additional benefits are accrued at the present time.

(5) Range of benefits apply to Messers, Meyer, Roth and Schreiber only.

(6) Range of benefits apply to Mr. Weinhardt only.

(7) Compensation is limited to $150,000 in 1994 for the Retirement Plan.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Drew Gibson, a director and member of the Corporation's Compensation Committee is a partner in the Gibson Speno Company which was compensated for consulting services as disclosed above under Transactions with Management. No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries.

                      BOARD COMPENSATION COMMITTEE REPORT

     As members of the Compensation Committee it is our duty to review compensation levels of the executive officers of the Corporation and its subsidiaries and to make recommendations to the Board of Directors.

     The compensation policy of the Corporation, which is recommended by the Committee and approved by the Board of Directors, is that a portion of the annual compensation of each officer relates to and must be contingent upon the long term total return to shareholders, of the corporation within the limitations imposed by the regulatory process for the Water Company, as well as the individual contribution of each officer. A goal is to attract, and retain senior management by providing competitive compensation.

     The committee reviews with the Board all aspects of compensation for the President and Chief Executive Officer, J. W. Weinhardt.

     The Committee reviews the reasonableness of compensation paid to executive officers of the Corporation based in part on information provided by the President. In doing so, the committee takes into account how compensation compares to compensation paid by other similarly situated companies, individual performance, position tenure and internal comparability considerations. The Committee found compensation to be paid to the executive officers to be reasonable, and the Board of Directors approved the compensation for the executive officers.

     In January, 1994, the Committee evaluated, and based upon an analysis described above recommended and the Board of Directors approved, that Mr. Weinhardt's annual salary be set at $270,000 effective February 1, 1994.

                                        COMPENSATION COMMITTEE
                                        DREW GIBSON
                                        RONALD R. JAMES
                                        GEORGE E. MOSS
                                        ROSCOE MOSS, JR.
Dated: January 26, 1995

     The following performance graph compares the changes in the cumulative shareholder return on the Corporation's common shares with the cumulative total return on the Water Utility Index and the S&P 500 Index during the last five years ended December 31, 1994. The comparison assumes $100 was invested on January 1, 1989 in the Corporation's common shares and in each of the foregoing indices and assumes reinvestment of dividends.

                                                            Water
     Measurement             SJW             S&P           Utility
       Period                Corp.           500            Index
        1989                 100             100             100
        1990                 103              97              93
        1991                 123             126             133
        1992                 161             136             147
        1993                 191             150             167
        1994                 164             152             156

1. The Water Utility Index is the 14 company Water Utility Index prepared by Edward D. Jones & Co.

     The preceding Compensation Committee Report on Executive Compensation and the preceding SJW Corp. Stock Performance Chart shall not be deemed incorporated by reference into any previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, nor are such Report or Chart to be incorporated by reference into any future filings.

                              GENERAL INFORMATION

     The Board of Directors is not aware of any matters to come before the meeting other than as set forth herein. If any other matters should be brought before the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment. Whether or not you intend to be present at the meeting, you are urged to complete, sign and return your proxy promptly.

SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at next year's annual meeting of shareholders scheduled for April 20, 1996, must be received by the Corporation by November 1, 1995, for inclusion in the Corporation's proxy materials relating to that meeting. Proposals which comply with rules and regulations of the Securities and Exchange Commission and are timely received will be included in next year's Proxy Statement.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             BARBARA Y. NILSEN, Secretary

San Jose, California
March 1, 1995

                        SJW CORP.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS -
P                        MARCH 1, 1995
R
O
X
Y    J.W. WEINHARDT and BARBARA Y. NILSEN, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, the shares of stock of the undersigned at the annual meeting of shareholders of SJW Corp. to be held at 374 West Santa Clara Street, San Jose, California on Thursday, April 20, 1995 at 10:00 A.M., or at any adjournments or postponements thereof:

     If not otherwise directed, this proxy will be voted FOR the election of each of management's nominees for directors and FOR ratification of the appointment of KPMG Peat Marwick LLP as auditors and at the discretion of the proxy holders upon such other business as may properly come before the meeting. The Board of Directors recommends voting in favor of these matters.

     (continued and to be dated and signed on the reverse side)
                                              SEE REVERSE
                                                    SIDE

     Please mark
     votes as in
___X__this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE
NOMINEES LISTED BELOW AS DIRECTORS, FOR THE RATIFICATION OF THE
APPOINTMENT OF KPMG PEAT MARWICK LLP AS AUDITORS AND OTHERWISE AT
THE DISCRETION OF THE PROXIES.

1.  Election of Directors:

Nominees:  M.L. Cali, J.P. DiNapoli, D. Gibson, R.R. James, G. Moss, R. Moss
           Jr., W.R. Roth, C.J. Toeniskoetter and J.W. Weinhardt

      FOR               WITHHELD
      ALL               FROM ALL            For all nominees
______NOMINEES     _____NOMINEES      _____ except as noted above

2. Ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the corporation

FOR _______         AGAINST ________          ABSTAIN _________


3. In their discretion upon any other matter that may properly come before the Annual Meeting of Shareholders or any adjournments or postponements thereof.

MARK HERE
FOR ADDRESS
CHANGE AND
NOTE AT LEFT _________

Please sign exactly as your name appears hereon. If signing as attorney, executor, administrator, trustee, guardian or the like, please give your full title as such. If signing for a corporation, please give your title. In the case of shares standing in the name of two or more persons, California law permits the voting of such shares under a proxy signed by any one of such persons if none of the others is present in person or represented by proxy.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Signature: ________________Date______


Signature: ________________Date______